Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Link to searchable text of slide shown above

Searchable text section of graphics shown above

[PACIFIC CREST CAPITAL, INC. LOGO]

Presentation at:

Keefe, Bruyette & Woods, Inc.

Fourth Annual

Community Bank Investor Conference

July 31, 2003

PACIFIC CREST CAPITAL, INC.

(Nasdaq “PCCI”)

A HIGHLY SPECIALIZED BUSINESS BANK

SOUTHERN CALIFORNIA BANK

•                  Los Angeles County headquarters, $593 million in consolidated assets at June 30, 2003.

•                  State chartered commercial bank - three branches - Encino, Beverly Hills, San Diego.

BUILDING A UNIQUE SBA “PREFERRED LENDER” FRANCHISE

•                  SBA “Preferred Lender” in California, Arizona, and Oregon.

BEST OF BREED SMALL INCOME PROPERTY LENDER

•                  Average size loan $838,000 at June 30, 2003.

•                  Zero net credit losses over past five years.

SIGNIFICANT ONGOING SHIFT IN FUNDING

•                  Converted in 1999 from Industrial Bank to Commercial Bank . Introduced consumer and business checking, free on-line banking, free bill pay, and joined the FHLB with $210 million credit line.

Pacific Crest Capital, Inc.

PACIFIC CREST CAPITAL, INC.
BUSINESS BANK MODEL

•                  Niche Business Product Focus

•                  Long-Tenured, Motivated Employees

•                  Great Personalized Customer Service

•                  Low Operating Expenses (47.7% Efficiency Ratio YTD 2003)

•                  Low Credit Risk (Zero Net Credit Losses Last Five Years)

•                  Consistent High ROE (U.S. Banker ranks PCCI 14th in U.S. among community banks with 3-year ROE at 17.4%)

GEOGRAPHIC COMPOSITION
TOTAL LOAN PORTFOLIO

June 30, 2003

	Southern California	Northern California	Other States	Total

# Loans Outstanding	530	55	99	684

Outstanding Balance ($000)	$322,485	$31,081	$95,228	$448,794

Average Size ($000)	$608	$565	$962	$656

% of Loans Outstanding	71.9%	6.9%	21.2%	100.0%

PACIFIC CREST CREDIT CULTURE
INCOME PROPERTY LENDING

Philosophy:  Asset Quality is Top Priority

•                  Newer income property focus.

•                  LTV’s average about 70%.

•                  Outside appraisals plus internal review appraisal prior to funding.

•                  Geographic and property type diversification.

•                  Focus on small loans (average size $838,000 at 6/30/03).

•                  New loan debt service coverage averages 1.50x to 2.0x during 2002 and 2003.

•                  Impound property taxes.

•                  Strict rule that loan quality control is more important than volume growth.

•                  Senior Credit Committee (4 members) average 30+ years lending experience and 16+ years with Pacific Crest.

DEPOSIT STRATEGY

Our Goal:  Knock Your Socks Off Personalized Service

[GRAPHIC]

•                  Small number of branches (3) with over $100 million per branch in average deposits, located in very affluent areas of California: Beverly Hills, Encino, San Diego.

•                  Intense personalized service with no customer lines.

•                  Benefit from customer service chaos caused by industry consolidation.

•                  Low staffing costs by extensive use of automation and limiting services.

•                  Introduction in 2002 of full-service business checking and transactional web site should result in better deposit cost control and enhanced customer service.

PRIMARY FINANCIAL GOAL

Consistent ROAE Between 15% and 20%.  High and reliable ROAE is strongly correlated with market valuation of common stock.

[CHART]

*  ROAE computation excludes the effect of FAS 115 “other comprehensive income or loss” on equity.  Inclusion of this effect would substantially increase ROAE in 1999 and 2000 to 18.0% and 19.3% respectively and increase five year ROE.

PACIFIC CREST CAPITAL, INC.
DILUTED EPS GROWTH

Five-Year (1998 - 2002) Compounded Diluted EPS Growth of 18.0%

	1998		1999		2000		2001		2002		2003
	EPS	Growth	EPS	Growth	EPS	Growth	EPS	Growth	EPS	Growth	EPS	Growth

Q1	$0.18	28.6%	$0.24	33.3%	$0.26	8.3%	$0.25	-3.8%	$0.29	16.0%	$0.40	37.9%

Q2	$0.21	40.0%	$0.22	4.8%	$0.24	9.1%	$0.25	4.2%	$0.33	32.0%	$0.42	27.3%

Q3	$0.21	31.3%	$0.22	4.8%	$0.26	18.2%	$0.25	-3.8%	$0.36	44.0%

Q4	$0.21	31.3%	$0.23	9.5%	$0.25	8.7%	$0.26	4.0%	$0.40	53.8%

YE	$0.82	36.7%	$0.91	11.0%	$1.00	9.9%	$1.02	2.0%	$1.37	34.3%

EXCELLENT ASSET QUALITY/LOW NET CREDIT LOSSES

Key factors in achieving consistent ROAE

($’s in Thousands)

	YE 1998	YE 1999	YE 2000	YE 2001	YE 2002	QE 3/3103	QE 6/30/03

Non-Performing Assets to Total Assets	0.12%	0.03%	0.00%	0.00%	0.00%	0.05%	0.22%

Net (Charge-offs) Recoveries	$14	$(251)	$186	$46	$168	$0	$0

Net (Charge-offs) Recoveries to Average Loans *	0.01%	(0.07)%	0.05%	0.01%	0.04%	0.00%	0.00%

Loan Loss Allowance to Total Loans	1.74%	1.76%	1.81%	1.72%	1.88%	1.89%	1.94%

*  Five-year average (20 quarters ending December 31, 2002) of net credit losses to average loans is zero (recoveries exceed charge-offs).

CORPORATE CULTURE AND LEADERSHIP

•                  21 officers and senior staff have over 10 years of service with PCCI (average 17 years).

•                  6 executive officers have 10 years or more of service with PCCI (average 17 years).

•                  4 senior credit committee members average over 16 years with PCCI and average over 30 years in California banking.

•                  100% of employees have stock options and earn ROAE based bonus.

•                  Directors are paid principally with common stock.  CEO owns 9% (6% outstanding and 3% options) and has never sold a share.

•                  Executive stock ownership, executive stock options and bonus plan designed to align management interests with shareholders’ interests.

•                  Best Practices Corporate Governance with zero tolerance of conflicts of interest.  ISS rated PCCI governance 99.8% in May of 2003.

PACIFIC CREST CAPITAL, INC.
(Nasdaq “PCCI”)
FIVE KEYS TO BULDING SHAREHOLDER VALUE

					YTD
	1998	1999	2000	2001	2002	6/30/03	5-Yr Avg.

ROAE	17.1%	16.7%	16.0%	14.8%	18.2%	20.0%	17.0%

Diluted EPS	$0.82	$0.91	$1.00	$1.02	$1.37	$0.81	18.0	% CAGR

NPA’s to Total Assets (Y/E)	0.12%	0.03%	0.00%	0.00%	0.00%	0.22%	NM

Net Credit Losses/ to Average Loans *	< 0%	0.07%	< 0%	< 0%	< 0%	< 0%	< 0%

Total Risk-Based Capital	NA	13.0%	13.1%	13.4%	15.2%	17.7%	NM

*  Recoveries exceeded charge-offs in all of the 5 years except 1999.

PACIFIC CREST CAPITAL, INC.
(Nasdaq “PCCI”)
STOCK PRICE HISTORY - PCCI

Investment Date	Time Period	Starting Stock Price	12/31/02 Stock Price		Total Stock Price Appreciation		Compounded Annual Rate of Return *

12/29/95	7 years	$3.62	$15.80		336%		23%

12/31/99	3 years	$6.37	$15.80		148%		35%

12/31/01	1 year	$10.52	$15.80		50	%_	50%

12/31/02	6 ! months	$15.80	$20.66	@	27	% (YTD)	N/A
			(July 18, 2003)

(*)                                 Excludes cash dividends paid

PACIFIC CREST CAPITAL, INC.
(Nasdaq “PCCI”)
EIGHT REASONS TO INVEST IN PCCI

•                  Consistent strong ROAE and EPS.

•                  Exceptional asset quality and strong credit culture.

•                  Expanding attractive SBA franchise.

•                  Best of breed income property lender.

•                  Improving funding mix with checking accounts and FHLB usage.

•                  Strong Corporate Culture—20 key employees average 17 years service with PCCI.

•                  Best Practices Corporate Governance—which scrupulously avoid conflicts of interest.  ISS rating in 2003 of 99.8%.

RECENT DEVELOPMENTS

•                                          Total Trust Preferred Securities rose $12.0 million from $17.2 million at December 31, 2002 to $29.3 million at June 30, 2003.

•                                          Issued 2 offerings totaling $19.3 million in Trust Preferred Securities in March and April of 2003 at 5-year fixed blended rate of 6.40%, then floats at blended rate of about LIBOR + 320 for 25 years.

•                                          Called $7.25 million of 9.375% Trust Preferred Securities effective June 30, 2003.

•                                          Gained SBA “Preferred Lender” status in all of California and Arizona.

FORWARD-LOOKING STATEMENT

Statements contained in Pacific Crest Capital’s presentation sponsored by Keefe, Bruyette & Woods, Inc. referred to herein which are not historical facts are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995.  There can be no assurance that the results described or implied in such forward-looking statements will, in fact, be achieved and actual results, performance, and achievements could differ materially because the business of the Company involves inherent risks and uncertainties.  Risks and uncertainties include interest rate risk associated with volatile interest rates and related asset/liability matching risks; liquidity risks; and risk of significant non-earning assets, and net credit losses that could occur, particularly in times of weak economic conditions or times of rising interest rates.

Forward-looking statements referred to herein are made as of the date the statements are made, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.